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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K




                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF EARLIEST EVENT REPORTED
                                OCTOBER 30, 2000




                           DAIN RAUSCHER CORPORATION
             (Exact name of registrant as specified in its charter)


                DELAWARE                               1-8186                           41-1228350
     (State or other jurisdiction of          (Commission file number)     (IRS Employer Identification Number)
     incorporation of organization)

                   DAIN RAUSCHER PLAZA, 60 SOUTH SIXTH STREET
                             MINNEAPOLIS, MINNESOTA                               55402-4422
                   (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (612) 371-2711


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 5.       OTHER EVENTS

              Dain Rauscher Corporation has received notification that its preliminary proxy statement, filed on October 18 pursuant to the company's agreement to be acquired by the Royal Bank of Canada, is being reviewed by the Securities & Exchange Commission.
















































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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                DAIN RAUSCHER CORPORATION
                                                         Registrant



Date: October 30, 2000                       By:      Daniel J. Collins
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                                                      Daniel J. Collins
                                            Senior Vice President and Controller



































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